SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  March 16, 1998


                Bank of America National Association

                          on behalf of the
              FIRST OMNI BANK CREDIT CARD MASTER TRUST
        (Exact name of registrant as specified in its charter)




                           United States
   (State or other jurisdiction of incorporation or organization)


        333-4152		   			   86-0645265
(Commission File Number)	   (I.R.S. Employer Identification No.)


      1825 East Buckeye Road
      Phoenix, AZ				 		85034
(Address of Principal Executive Offices)	    (Zip Code)


   Registrant's telephone number, including area code:(602) 597-3738


                           Not Applicable
    (Former name or former address, if changed since last report)
                 ______________________________


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Item 7. Exhibits

(c)     Exhibits

        20 Monthly Series 1996-A Holders' Statement for the March 16, 1998 Distribution Date and the related Monthly Period.

       99.1 Transfer and Assumption Agreement, dated as of February 25, 1998,among First Omni Bank, N.A., Bank of America National Association and the Bank of New York, as Trustee
           (incorporated herein by reference to Exhibit 4.1 to Current
            Report on Form 8-K of First Omni Bank, N.A. (File No. 0-20755), filed on March 6, 1998)





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                                    SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 1998       FIRST OMNI CREDIT CARD MASTER TRUST


                           By: Bank of America National Association, Servicer

                               By:  /s/ MARGARET A. SPRUDE
                                    ______________________
                                    Margaret A. Sprude,
                                    Senior Vice-President and
                                    Chief Financial Officer










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                             EXHIBIT INDEX


Exhibit           Description                                   Page

20                Monthly Series 1996-A Holders'                 5
                  Statement for the March 16, 1998
                  Distribution Date and the related
                  Monthly Period

99.1              Transfer and Assumption Agreement,            N/A
                  dated as of	February 25, 1998, among
                  First Omni Bank, N.A., Bank of America
                  National Association and the Bank of
                  New York, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current
                  Report on Form 8-K of First Omni Bank, N.A.
                  (File No. 0-20755), filed on March 6, 1998)